The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated November 25, 2014

to the Prospectus dated March 30, 2014, as supplemented July 1, 2014, as further supplemented to date

Sentinel Capital Growth Fund and Sentinel Growth Leaders Fund – Reorganization into the Common Stock Fund

Effective at the close of business November 21, 2014 (the “Effective Time”), each of the Sentinel Capital Growth Fund (the “Capital Growth Fund”) and the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”), each a series of Sentinel Group Funds, Inc. (the “Corporation”), was reorganized into the Sentinel Common Stock Fund (the “Common Stock Fund”), also a series of the Corporation, pursuant to a plan of reorganization approved by the Corporation’s Board of Directors on behalf of each of the Capital Growth, Growth Leaders and Common Stock Funds (each, a “Reorganization”), and also approved by shareholders of each of the Capital Growth Fund and the Growth Leaders Fund.

In the Reorganization relating to the Capital Growth Fund, the Capital Growth Fund transferred substantially all of its assets and substantially all of its liabilities to the Common Stock Fund in exchange for newly-issued shares of the Common Stock Fund.  The Capital Growth Fund distributed these shares to its shareholders in the liquidation of the Capital Growth Fund.  Shareholders who held shares of the Capital Growth Fund at the Effective Time became shareholders of the Common Stock Fund.

In the Reorganization relating to the Growth Leaders Fund, the Growth Leaders Fund transferred substantially all of its assets and substantially all of its liabilities to the Common Stock Fund in exchange for newly-issued shares of the Common Stock Fund.  The Growth Leaders Fund distributed these shares to its shareholders in the liquidation of the Growth Leaders Fund.  Shareholders who held shares of the Growth Leaders Fund at the Effective Time became shareholders of the Common Stock Fund.

As a result of the Reorganizations, the Capital Growth Fund and the Growth Leaders Fund are no longer available as investment options, and references to the Capital Growth Fund and the Growth Leaders Fund in the Sentinel Funds’ prospectus as available investment options are no longer applicable.